Exhibit 99.1

Icahn Enterprises L.P. Intends to Offer New Senior Debt

(New York, New York, January 6, 2012) – Icahn Enterprises L.P. (NASDAQ: IEP) –  Icahn Enterprises L.P. announced today that it, together with Icahn Enterprises Finance Corp., intends to commence a tack-on offering of an additional $350 million aggregate principal amount of its 8% Senior Notes due 2018 for issuance in a private placement not registered under the Securities Act of 1933, as amended.  The proceeds from the offering will be used for general corporate purposes.  There can be no assurance that the issuance and sale of any debt securities will be consummated.

This press release is being issued pursuant to and in accordance with Rule 135c under the Securities Act of 1933, as amended. This press release shall not constitute an offer to sell or a solicitation of an offer to buy any of the debt securities.  Any debt securities may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements.

About Icahn Enterprises L.P.

Icahn Enterprises L.P.  (NASDAQ: IEP), a master limited partnership, is a diversified holding company engaged in eight primary business segments: Investment, Automotive, Gaming, Railcar, Food Packaging, Metals, Real Estate and Home Fashion.

Caution Concerning Forward-Looking Statements

Results for any interim period are not necessarily indicative of results for any full fiscal period. This release contains certain "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995, many of which are beyond our ability to control or predict. Forward-looking statements may be identified by words such as "expects," "anticipates," "intends," "plans," "believes," "seeks," "estimates," "will" or words of similar meaning and include, but are not limited to, statements about the expected future business and financial performance of Icahn Enterprises L.P. and its subsidiaries. Among these risks and uncertainties are risks related to economic downturns, substantial competition and rising operating costs; risks related to our investment activities, including the nature of the investments made by the private funds in which we invest, losses in the private funds and loss of key employees; risks related to our automotive activities, including exposure to adverse conditions in the automotive industry, and risks related to operations in foreign countries; risk related to our gaming operations, including reductions in discretionary spending due to a downturn in the local, regional or national economy, intense competition in the gaming industry from present and emerging internet online markets and extensive regulation; risks related to our railcar activities, including reliance upon a small number of customers that represent a large percentage of revenues and backlog, the health of and prospects for the overall railcar industry and the cyclical nature of the railcar manufacturing business; risks related to our food packaging activities, including competition from better capitalized competitors, inability of its suppliers to timely deliver raw materials, and the failure to effectively respond to industry changes in casings technology; risks related to our scrap metals activities, including potential environmental exposure; risks related to our real estate activities, including the extent of any tenant bankruptcies and insolvencies; risks related to our home fashion operations, including changes in the availability and price of raw materials, and changes in transportation costs and delivery times; and other risks and uncertainties detailed from time to time in our filings with the Securities and Exchange Commission. Past performance in our Investment segment is not necessarily indicative of future performance. We undertake no obligation to publicly update or review any forward-looking information, whether as a result of new information, future developments or otherwise.

Contact:
Investor Contact:
Dominick Ragone
Chief Financial Officer
(646) 861-7500